Exhibit 99.1

Investor Presentation 3Q15 (November 17, 2015)

Forward-Looking Statements Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014 as may be updated or supplemented by our Form 10-Q filings. These factors include, but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; competition for real estate assets and tenants; impairment charges; the availability of cash flow from operating activities for distributions and capital expenditures; our ability to refinance maturing debt or to obtain new financing on attractive terms; future increases in interest rates; actions or failures by our joint venture partners, including development partners; and other factors that could affect our ability to qualify as a real estate investment trust. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. 2

As of 9/30/15; includes consolidated assets & unconsolidated assets at 100%; excludes in-process development properties & IPCC JV properties. As of 9/30/15; includes consolidated assets, unconsolidated assets at 100% & assets IRC does not have an ownership interest in, but manages on behalf of a third party. Includes pro rata share of debt related to unconsolidated joint ventures as of 9/30/15. Dividend rate, yield as of 9/30/15. IRC Snapshot Inception 1994 Self advised/managed as of 2000 Listed on NYSE June 2004 Properties in which IRC has ownership interest: 1351 SF of assets in which IRC has ownership interest: 15.3 million1 Total assets under management: $3.1 billion2 SF of total assets under management: 19.7 million2 $2.1 billion total market capitalization3 Monthly dividend/common share $0.0475 ($0.57 annual)4 Dividend yield 7.0%4 Central United States Expanding into markets within the Southeastern United States Commanding position in top U.S. markets: Chicago & Minneapolis-St. Paul, and growing footprint in other major markets within the Central U.S. History: Geographic Footprint: Portfolio: Market/Stock Information: 3

Investment Highlights High-Quality, Diversified Portfolio Strong asset quality driven by high occupancy (95.3% leased)1 and consistent cash flows Diverse tenant base includes a mix of national retailers across categories Impressive portfolio demographics: dense populations, high incomes, diverse economies Exposure to resilient markets with high barriers to entry and attractive growth prospects; dominant position in core markets Compelling Internal & External Growth Opportunities Solid annual consolidated same-store net operating income (NOI) growth Positive leasing spreads on new leases & renewals within the total portfolio Successful redevelopment track record with robust pipeline of opportunities JVs with established developers provide attractive returns / opportunity to acquire brand new assets at lower than market prices PGGM JV portfolio represents captive pipeline of potential additions to IRC’s consolidated portfolio Strong Liquidity / Debt Maturity Profile Multiple sources of capital to support business plan / strategic growth initiatives Initiatives have improved financial ratios and enhanced balance sheet flexibility Well-laddered debt maturity schedule with minimal near-term refinancing risk Experienced Management Team Fully integrated team with deep experience and successful track record operating within the retail sector and public capital markets Note: (1) Total portfolio as of 9/30/15; includes properties in unconsolidated joint ventures at 100%. 4

High Quality, Stable Portfolio Ownership strategy based on premise that well-located retail providing everyday goods & services likely to perform well and hold value through economic cycles Over 50% of properties in the total portfolio have a grocery component Solid tenant mix strengthened by national/regional exposure: 77% of total portfolio annual base rent Focus on necessity & value retail / high quality national tenants Total Portfolio GLA by Property Type Total Portfolio Annual Base Rent by Retailer Type Notes: Data based on total portfolio as of 9/30/15. Excludes IPCC JV properties. 5 Neighborhood 24% Community 26% Power 42% Lifestyle 4% Single User 4% National Retailers 73% Regional Retailers 4% Local Retailers 23%

Diversified Tenant Base In demand, diversified tenant base provides stability (1) Mariano’s-2, Metro Market-1, Rainbow-1, Pick ‘N Save-3, Roundy’s-1 (2) Jewel Osco-9, Dominick’s-2 (1 Dominick’s subleased to independent grocer) (3) TJ Maxx-9, Marshalls-14, Home Goods-2 (4) Dick’s Sporting Goods-6, Golf Galaxy-1 (5) Kroger-2, Food 4 Less-4 (6) Bed Bath & Beyond-9, BuyBuy Baby-3, World Market-1 (7) Justice-4, Dress Barn-10, Maurice’s-7, Lane Bryant-7, Catherine’s-2 (8) Old Navy-11,The GAP-1, The Gap Factory-1 Notes: Based on total portfolio including JV partners’ pro rata share, excluding assets held in IPCC JV; major tenants include tenants representing 1% or more of annual base rent. Ratings source: crmz.com as of 9/30/2015 6 (9) Office Depot-4, OfficeMax-5 Tenant Name # Stores % of Annual Base Rent Long-term S&P Rating Long-term Moody's Rating Roundy's (1) 8 4.0% B- B3 AB Acquisitions (2) 11 3.8% N/A N/A TJX Companies (3) 25 3.7% A+ A2 Supervalu (Cub Foods) 10 3.5% B+ B1 PetSmart 17 2.4% B+ N/A Best Buy 7 2.4% BB+ Baa1 Carmax 2 2.0% N/A N/A Dick's Sporting Goods (4) 7 1.9% N/A N/A Kroger (5) 6 1.9% BBB Baa2 Michaels 13 1.9% B+ Ba3 Bed Bath & Beyond (6) 13 1.9% A- Baa1 Ross Stores, Inc. 11 1.5% A- A3 Ascena Retail Group (7) 30 1.5% BB Ba2 Gordmans 5 1.3% N/A N/A The Gap (8) 13 1.3% BBB- Baa2 Kohl's 4 1.2% BBB Baa1 Retail Ventures (DSW) 5 1.2% N/A N/A The Sports Authority 4 1.2% N/A Caa1 Dollar Tree 23 1.1% BB Ba2 Office Depot (9) 9 1.1% B- B2 Ulta 10 1.0% N/A N/A Party City 13 1.0% B B1 Hobby Lobby 3 1.0% N/A N/A Petco 9 1.0% B B2 Total 258 44.8% Major Tenant Summary – Total Portfolio as of 9/30/15

Strong Market Demographics 7 IRC’s retail centers are supported by strong demographics / high barriers to entry Notes: Peer property information from SNL as of 5/2015; properties for which address/latitude-longitude and/or SF were not available are excluded; demographics from ESRI , weighted by SF as reported by SNL; IRC data Includes total portfolio properties as of 9/30/15, excluding IPCC JV properties. Median Household Income 3-Mile Radius Population 3-Mile Radius 147,258 121,752 114,946 105,643 103,704 98,985 92,786 86,363 77,223 72,101 70,252 66,990 58,004 AKR EQY FRT KIM WRI REG CDR IRC RPAI BRX DDR RPT KRG $81,654 $75,116 $71,544 $68,940 $64,288 $63,004 $61,577 $60,788 $59,279 $57,144 $55,871 $55,520 $55,427 FRT REG AKR IRC EQY KIM RPAI RPT KRG DDR CDR WRI BRX

Strategic Objectives Generate consolidated same store NOI annual growth of 2% to 3% for 20151; Compares to consolidated same store NOI growth of 2.3% for 20142 Achieve consolidated same store financial occupancy of 92.5% to 93.5% at YE 2015 Enhance portfolio growth and valuation metrics Reduce cost & extend term of debt; maintain well-balanced debt maturity schedule Improve credit metrics to better align with investment grade peers Longer term goal: achieve investment grade profile Improve liquidity, leverage and financial flexibility Redeploy capital from dispositions of ~$59M in noncore assets into higher growth opportunities3 Grow assets under management and income via on-balance sheet acquisitions and by leveraging lower cost of capital of institutional joint venture partner PGGM Diversify through expansion into new markets Strengthen portfolio’s long-term growth potential through selective sales & acquisitions Notes: Guidance information current as of 3Q15 earnings release dated 11/5/15. Excludes lease termination income. Excludes lease termination income ; includes properties undergoing redevelopment. Based on current pool of assets sold or targeted for sale in 2015. 8

9 Portfolio Quality Significantly Improved Notes: (1) Total portfolio with consolidated & unconsolidated at 100%; excludes IPCC assets & GLA sold to owner occupants at Park Square & Lansing Square; GLA data includes SF of ground leases. Rent per SF data is calculated using all base rents at point in time indicated, divided by applicable GLA for those tenants. (2) Aged per renovation dates of anchor tenants. Newer portfolio with higher base rent/SF & leased occupancy Larger portfolio & average property size (SF) Rent/SF from top 40 MSAs 4.9% @ 3Q15 vs. 4Q11 UPDATE Base Rent/SF ($)1 Anchor-Nonanchor Rent/SF ($)1 Leased Occupancy (%)1 Portfolio GLA (SF in millions)1 Average GLA of Assets (SF)1 Average Age of Assets (Years)1,2

10 Portfolio Quality Significantly Improved Notes: Excludes IPCC. Parent company – store banners detailed in 4Q11 and 3Q15 financial supplementals. Execution on strategic initiatives is providing benefits: Increased diversity of major tenants; reduced exposure to any single tenant Tenant Name (2) # Stores % of ABR Tenant Name (2) # Stores % of ABR SuperValu (Jewel/Cub Foods) 19 7.6% Roundy's 8 4.0% Roundy's 9 4.3% AB Acquisitions (Jewel/Dominick's) 11 3.8% Safeway (Dominick's) 8 3.8% TJX Companies 25 3.7% TJX Companies 16 3.2% Supervalu (Cub Foods) 10 3.5% Carmax 2 2.4% PetSmart 17 2.4% Best Buy 5 2.4% Best Buy 7 2.4% PetSmart 10 1.9% Carmax 2 2.0% Kroger 5 1.8% Dick's Sporting Goods 7 1.9% Bed Bath & Beyond 8 1.6% Kroger 6 1.9% Michaels 9 1.6% Michaels 13 1.9% Retail Ventures (DSW) 5 1.4% Bed Bath & Beyond 13 1.9% Dick's Sporting Goods 3 1.2% Ross Stores, Inc. 11 1.5% The GAP 10 1.1% Ascena Retail Group 30 1.5% The Sports Authority 3 1.1% Gordmans 5 1.3% OfficeMax 6 1.0% The Gap 13 1.3% Party City 10 1.0% Kohl's 4 1.2% Dollar Tree 17 1.0% Retail Ventures (DSW) 5 1.2% The Sports Authority 4 1.2% Dollar Tree 23 1.1% Office Depot 9 1.1% Ulta 10 1.0% Party City 13 1.0% Hobby Lobby 3 1.0% Petco 9 1.0% Total 145 38.4% Total 258 44.8% Major Tenant Summary ( ? 1% of Annual Base Rent) – Total Retail Portfolio (1) 12/31/2011 9/30/2015

11 Portfolio Quality Assessment Notes: Amounts may not foot due to rounding. Data based on total portfolio as of 6/30/15, excluding IPCC JV assets, Algonquin and Evergreen Promenade, with SF adjustments for ground leases and partial sales completed after 6/30/15. 97% of NOI from Tier 1 & Tier 2 assets 95% of total portfolio SF composed of Tier 1 & Tier 2 assets Total portfolio primarily composed of Tier 1 & Tier 2 assets IRC’s Quantitative Property Evaluation Model tool ranks assets using key statistics/metrics such as: Population (1, 3, 5 mile) % ABR from national/credit-rated tenants Median household income % major, credit tenants with > 5 years remaining lease term 5-year CAGR MSA rank Intangible (tenant sales, ability to re-lease, competitive environment, visibility and other factors)

Substantial Presence in Top 40 U.S. MSAs Top markets’ resiliency, diverse economies, dense populations & healthy incomes support stable cash flows 85% of NOI from top 40 U.S. MSAs1,2 Notes: (1) Total portfolio as of 9/30/15 excluding IPCC JV ; NOI is for 3Q15 and includes IRC pro rata share of PGGM JV . (2) MSAs by population: ESRI and US Census. (3) Chicago MSA and Minneapolis-St. Paul MSA average occupancy from CBRE’s Third Quarter 2015 Retail MarketView reports. 12 Presence in Top 40 MSAs: 1,2 MSA #3 Chicago: Population 9.5 million 75 assets, 8.3 million SF 54.3% of total portfolio SF 93.7% leased, 300 bps higher than MSA average3 58.1% of total portfolio NOI1 MSA #16 Minneapolis-St. Paul: Population 3.4 million 24 assets, 2.7 million SF 17.6% of total portfolio SF 97.2% leased, 440 bps higher than MSA average3 13.4% of total portfolio NOI1 MSA #26 MSA #28 MSA #29 MSA #39 Orlando: pop. 2.2 million Cincinnati: pop. 2.1 million Cleveland: pop. 2.1 million Milwaukee: pop. 0.6 million Total Orlando, Cincinnati, Cleveland, Milwaukee MSAs: 17 assets, 2.0 million SF 13.4% of total portfolio SF 12.9% of total portfolio NOI1

Dominant REIT in Two of the Top 20 MSAs IRC has largest retail portfolio in Chicago & Minneapolis MSAs amongst our REIT peers1 Substantial presence positions IRC as “the retail play” in these markets Chicago MSA Minneapolis-St. Paul MSA Note: (1) Based on retail SF and number of assets. Data includes shopping centers plus single tenant retail properties with JVs at 100%. IRC data based on total portfolio excluding IPCC JV as of 9/30/15. Peer data sources: SNL as of 5/2015, data includes owned retail GLA with JVs reflected at 100% regardless of REIT’s actual ownership percentage. 13 8,274 3,956 3,017 2,703 2,228 941 893 751 368 2,677 1,425 1,191 1,183 674 305 IRC 75 BRX 16 DDR 11 KIM 21 REG 17 RPT 5 RPAI 5 FRT 4 KRG 4 IRC 24 DDR 4 BRX 8 KIM 4 REG 5 RPT 1 Gross Leasable Area (SF in Thousands)

Operating Strategy in Major Markets Example: IRC assets in the Cleveland MSA (853,217 SF) 14 Westgate Brunswick Market Center Medina Marketplace Cedar Center North Cedar Center South Creekside Commons Acquire critical mass of properties in target markets Market concentration facilitates multiple lease signings for retailer market launches, expansions and relocations Cluster assets within key submarkets Provides leasing flexibility & management efficiencies, including pricing power with vendors Locate on the best corner Premier locations within primary markets make IRC assets highly attractive to retailers

Developed Compass Programs to Enhance Non-Anchor Occupancy Compass programs: alliance of resources, discounts, mentors, market information, templates & other tools designed to help tenants grow their small businesses in the right direction 15 Compass goals: Enhance non-anchor occupancy/retention rates & credit quality Support and strengthen businesses in the communities in which IRC operates

Internal Growth Positive Rent Spreads Nineteen consecutive quarters of positive spreads on new leases 1Q11 through 3Q15 & continued positive leasing spreads on renewals in the total portfolio Strength of locations & limited new development provide leverage in lease negotiations + 14.5% + 10.0% + 10.0% + 26.3% + 19.4% + 8.8% + 10.1% + 111.5% 16 + 15.0% + 4.1% Total Portfolio Rent Spreads On New And Renewal Leases (Average Base Rents) $14.28 $10.53 $19.06 $10.94 $15.10 $15.97 $15.93 $14.26 $13.03 $5.96 $15.71 $13.29 $21.83 $12.03 $16.44 $19.07 $16.59 $16.39 $14.34 $12.60 3Q14 Renewals 3Q14 New 4Q14 Renewals 4Q14 New 1Q15 Renewals 1Q15 New 2Q15 Renewals 2Q15 New 3Q15 Renewals 3Q15 New Former Average Base Rent Per SF New Average Base Rent Per SF

Value Creation Repositioning/Redevelopment Track Record Case Studies – Asset Redevelopment Projects: Cost ROC 1 Before After Rivertree Court Vernon Hills, IL Theater converted to Gordmans (Phase 1); repositioned Office Depot with Ross, Old Country Buffet with Pier One, Ulta with Shoe Carnival (Phase 2) Completed 2011/2013 $11.0 M 15.4% Crystal Point Crystal Lake, IL Replaced vacant restaurant with multi-tenant outlot building; 100% leased to Five Guys, Pot Belly’s & Starbucks Completed 2012 $ 1.6 M 12.2% Salem Square Countryside, IL Repositioning & multi-tenant outlot addition Completed 2011 $ 2.9 M 25.5% Notes: (1) Return on cost (ROC) is based on new capital and related leasing 17 Invested $50.8 M in GLA expansion projects completed 2005 through 2014 Added ~330,000 SF of gross leasable area (GLA) Generated average annual net rental revenue of ~$8.3 M Annual return on cost (ROC) of completed projects: 16.4% 1

Value Creation Market Demand Driving Increased Repositioning/Redevelopment Activity Notes: (1) Return on cost (ROC) is based on projected new capital and related leasing; (2) Completed defined as financially occupied. 18 Projected $21.3M investment for 2015-2016 – close to half the amount invested over entire trailing 10-yr period Projects in Process Value-Add Initiative Cost ROC 1 Est. Completion2 Diffley Marketplace, Eagan, MN Add multi-tenant & single-tenant outlot buildings totaling 15K SF of Gross Leasable Area (GLA) $ 2.9 M 12.0% 2016 Lansing Square, Lansing, IL Sold portion of center in Dec. 2013 to Walmart for development of super store; redevelop remainder of property to add 30K SF for junior anchors $ 1.5 M 13.8% 2016 Aurora Commons, Aurora, IL Reposition Jewel store for multi-tenant apparel/discount retailers $ 2.6 M 19.0% Completed 2015 Schaumburg Plaza, Schaumburg, IL Demolish existing restaurant and develop new building for Starbucks, Which Wich $0.9 M 12.5% Completed 2015 Cedar Center South, University Park, OH Redevelop former bowling alley to add 11K SF of multi-tenant retail space $2.0 M 14.1% 2016 Mokena Marketplace, Mokena, IL Add single & multi-tenant outlot buildings totaling 27K SF of additional GLA $4.8 M 15.6% 2016 Joliet Commons, Joliet, IL Theater conversion to retail space for 2 new anchors $6.5 M 7.4% Completed 2015 TOTAL PROJECTS IN PROCESS: Expect to add ~62,000 SF of GLA (net) $21.2 M 12.6% 2015-2016 Joliet Commons Redevelopment

Disciplined Investment Strategy Pursue grocery, value & necessity-based, multi-anchor retail centers in both primary and strong secondary markets within the Central and Southeastern United States Target Class A assets with prime market position in trade areas with compelling demographics & high barriers to entry Focus on high-quality national retailer rent rolls, including market-leading grocers Acquire new development assets at better-than-market prices through strategic development joint ventures Leverage the talent pool of multiple developers across IRC’s target markets Projected investment level at any given time: 5-7% of IRC’s gross assets, which today represents a gross target investment commitment of $110 M to $150 M Investment goals Improve diversification of portfolio by market, tenant concentration and type of center to provide predictable, sustainable cash flows Achieve above market returns on investment to enhance net asset value 19 Point at Clark (Chicago, IL) Goldenrod Marketplace (Orlando, FL) Newport Pavilion (Cincinnati MSA)

Joint Venture Growth Strategies Diversify Capital Resources + Expand Platform + Drive Growth Joffco Square (Chicago, IL) Walgreens (Somerset, MA) 20 Note: (1) Excludes assets contributed to the JV by IRC, developments in process and land purchases; includes cost of completed development, Evergreen Promenade. (2) Refers to Rainbow Landing development, which IRC is developing with MAB as a fee developer; therefore this project is not included in the IRC-MAB JV. Grocery- Anchored Ctrs (Southeastern U.S.) PGGM Formed 2010; fully invested May 2015 Acquired assets using institutional capital: added $613.2M new acquisition gross value June 2010-May 20151 Total JV asset value at full investment: ~ $900M JV assets are captive pipeline of future additions to consolidated portfolio Monetized equity value of contributed assets & recycled gains on sales into new acquisitions; retained operating control Enhanced yield via fee income IRC 55% ownership IPCC Established 2006 Fee structure emphasizing recurring management fees over one-time transaction fees provides more value to IRC Recurring management fee income $2.2M for 2014; expected to grow as assets added to JV Target annual acquisitions of ~$100M in asset value; IRC equity investment limited to $20-30M at any one time to preserve liquidity IRC ownership reduced to 0% as interests in assets are completely sold to TIC investors MAB American Retail Partners Formed 2013 Develop up to 20 grocery-anchored centers over 5 years with est. total market value of $325M Opportunity to efficiently expand portfolio in the Southeastern U.S. while diversifying grocer tenant base; targeting markets in the Carolinas, Georgia, Florida, Virginia, & Washington DC Opportunity to acquire new grocery-anchored centers upon stabilization at a discount to market value Completed construction of 1 center2; 2nd center redevelopment to begin 1Q16; addl. sites in pre-development

Pulaski Promenade, Chicago, IL Infill power center comprising 135,000 SF of GLA Approximately 84% leased Anchors: Marshalls, Ross, Michaels, PetSmart, Shoe Carnival Chicago MSA – 3 mile demographics: Population: 217,083; Average household income: $67,458 Anticipated return on investment: 8.3% IRC-PGGM developing in JV w/IBT Group & Pine Tree Commercial Realty Status: CONSTRUCTION COMPLETED – MARSHALLS, PETSMART, SHOE CARNIVAL OPEN Development Projects 21 Opportunity to Add Completed Centers to Portfolio at Better Than Market Pricing Evergreen Promenade, Evergreen Park, IL (Chicago MSA) Infill power center comprising 92,000 SF of GLA 96% leased Anchors: PetSmart and Marianos – opened 4Q14 & 1Q15, respectively Chicago MSA – 3-mile demographics: Population: 225,207; Average household income: $67,712 Anticipated return on investment: 8.6% IRC-PGGM developed in JV w/IBT Group & Pine Tree Commercial Realty Status: CONSTRUCTION COMPLETED – ANCHORS OPEN Note: Return on investment (ROI) is based on net acquisition price. Evergreen Promenade (Evergreen Park, IL) Pulaski Promenade (Chicago , IL)

1300 Meacham Road, Schaumburg, IL (Chicago MSA) 4-acres of fully-zoned land to be developed for multi-tenant retail Ground lease or build-to-suit opportunities – leases in negotiation with retail, restaurant and service users Chicago MSA – center 3-mile demographics: Population: 104,657; Average household income: $93,375 Anticipated return on investment: 9.4%1 IRC developing in JV with North American Real Estate (NARE) Development costs & ownership interests split: 95% IRC/5% NARE IRC intends to acquire NARE’s 5% interest at discount to market pricing Development Projects 22 Opportunity to Add Completed Centers to Portfolio at Better Than Market Pricing Notes: (1) Return on investment (ROI) is based on net acquisition price. 1300 Meacham Road (Schaumburg, IL) Weaverville Plaza, Weaverville, NC (Asheville MSA) Redevelopment of existing center – 139,000 SF of GLA when complete Ground-up construction of new 49,000 SF Publix Renovation of existing shop space, plus new outlot Asheville MSA – center 5-mile demographics: Population: 31,200; Average household income: $67,600 Anticipated return on investment: 7.3% IRC developing in JV with MAB American Retail Partners Construction expected to begin 1Q16; Publix expected to open 1Q17 Weaverville Plaza (Asheville MSA)

Development Projects 23 Opportunity to Add Completed Centers to Portfolio at Better Than Market Pricing Notes: Return on investment (ROI) is based on net acquisition price. Tanglewood Pavilions, Elizabeth City, NC Regional power center comprising 158,000 SF of GLA Approximately 89% leased Anchors: Hobby Lobby, TJMaxx, Ross, Dollar Tree Draws from 16-county region in northeast NC, constituting trade area with: Population: 194,000; Average household income: $55,000 Anticipated return on investment: 8.3% IRC developing in JV with Thompson Thrift Development Inc. Status: CONSTRUCTION COMPLETED FALL 2015 – ANCHORS OPEN Tanglewood Pavilions (Elizabeth City, NC) Shoppes at Rainbow Landing, Rainbow City, AL Grocery-anchored center comprising 65,000 SF of GLA Approximately 77% leased Anchor: Publix Location: Etowah County/Gadsden MSA, 1 hour NE of Birmingham Trade area: Population: 25,169; Average household income: $61,547 Anticipated return on investment: 8.2% IRC developing with MAB American Retail Partners as a fee developer Status: CONSTRUCTION COMPLETED FALL 2015 – PUBLIX OPEN Shoppes at Rainbow Landing (Rainbow City, AL)

Joint Venture Fee Income IPCC JV: provided ~$16.2M of fee income 2010-2014 PGGM JV: provided ~$8.1M of fee income 2010-2014 Notes: Amounts may not foot due to rounding; not included in this chart are immaterial fees earned from managing development joint ventures. (1) Total JV fee income includes both property management and acquisition fee income. (2) Property management JV fee income includes asset management and leasing commissions. 24 PGGM IPCC Total JV Fee Income PGGM/IPCC1,2 Property Management JV Fee Income PGGM/IPCC2 $2.3M $4.8M $1.6M $0.8M $4.6M $3.0M $6.4M $4.1M $6.1M $4.9M $4.3M $4.1M $2.1 $4.0 $2.6 $4.1 $3.4 $1.9 $0.6 $0.9 $1.1 $1.8 $2.2 $1.7 $0.2 $0.8 $2.0 $2.3 $2.8 $2.4 $0.2 $0.7 $1.9 $2.3 $2.6 $2.4 2010 2011 2012 2013 2014 YTD 3Q15 2010 2011 2012 2013 2014 YTD 3Q15

Transaction History Consolidated and Core Asset Based Joint Ventures Over half of core asset acquisitions have been principal to principal; typically get best pricing in private deals Increased capital recycling activity 2013-2015; proceeds from sale of non-core assets invested in properties with greater growth potential IRC/Asset-Based JV Acquisitions Dispositions As of 11/5/2015; acquisitions are shown on positive axis & include consolidated and unconsolidated properties at 100 percent; acquisitions exclude land purchases; dispositions are shown on negative axis. 2013 does not include assets acquired as result of consolidation of NYSTRS’ JV properties, as those acquisitions are included in prior year totals. Acquisition value represents full purchase price, including potential earn-outs. 25 Portfolio Transaction History (1.2) $17.8 $77.4 $181.8 $365.8 $298.3 $43.3 $3.3 $207.2 $78.0 $75.3 $143.8 $251.4 $61.4 $138.6 $186.9 $120.4 $133.9 $114.5 $2.4 $8.4 $12.0 $24.6 $6.2 $15.7 $29.6 $14.8 $6.6 $17.7 $8.2 $19.7 $72.7 $68.6 $58.8 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 YTD Dispositions / Acquisitions ($MM)

Maintaining Ample Liquidity to Fund Strategic Plan 4Q14: sold 4 million shares of 6.95% Series B Preferred Stock for net proceeds of ~$97 M, used primarily for acquisitions and debt repayment JV partner capital Sale of non-core assets: redeployed proceeds of ~$200M (2013-3Q15) into redevelopments, developments & higher quality acquisitions Unsecured lines of credit: $275M consolidated; $50M unconsolidated (PGGM) Decreased Cost of Debt & Extended Debt Maturity Profile Amended unsecured credit facilities July 2014: Increased capacity by $115 M to $475 M Lowered rates on leverage-based pricing grids by 5 to 15 bps for line of credit (LOC) and by 10 to 20 bps for term loan Extended terms by one year: LOC to July 2018, term loan to July 2019 Expanded lending group from 6 to 8 banks Reduced Leverage & Enhanced Financial Flexibility 2014-3Q15 repaid debt maturities totaling $149.5 M, including $120.3 M of consolidated secured mortgage debt and $29.2 M of 5% Convertible Senior Notes Key credit metrics show meaningful improvement due to debt reduction & portfolio performance gains: Total Debt / Total Gross Assets1: 48.5% @ 9/30/15; improvement of 170 bps over 50.2% @ 9/30/14 Net Debt / Recurring EBITDA1: 6.6x for 3Q15 vs 6.9x for 3Q14 Unsecured Debt to Total Debt1: 41.7% @ 9/30/15, improvement of 170 bps over 40.0% @ 9/30/14 Recurring EBITDA to interest expense coverage ratio: 4.0x for 3Q15 vs 3.4x for 3Q14 Fixed Charge Coverage Ratio1: 2.7x for 3Q15, flat YoY even with issuance of additional $100 M preferred 26 Notes: (1) Improvement calculated based on IRC leverage levels at 9/30/15; includes IRC’s pro rata share of unconsolidated joint ventures. Substantial Progress 2014 – 3Q15 Balance Sheet Initiatives

Consolidated Debt Maturities Well-Balanced Debt Maturity Profile 27 Notes: Secured debt includes principal amortization through maturity. Includes $90.2M of secured debt for Algonquin Commons in 2015. Consolidated Debt as of 9/30/15 $240.0 $239.8 Line of Credit Secured Debt $ in Millions Term Loan – Wells Fargo Term Loan – Bank Group $90.2 $21.0 $47.0 $39.8 $70.2 $42.1 $63.8 $11.9 $200.0 $50.0 $190.0 2015 2016 2017 2018 2019 2020 2021 2022 2023

Investment Summary Assets repositioned with best-in-class retailers Portfolio positioned to provide consistent & dependable income growth Redeveloping assets to meet retailer demand for new stores Reinvigorated portfolio primed for growth Provides enhanced liquidity & flexibility Progress on reducing cost of debt & extending maturity profile Long term goals: lower leverage, esp. secured debt/total debt & attain investment grade profile Executing long term capital plan Selling non-core assets & investing proceeds in redevelopments, developments and acquisitions with greater growth potential Leveraging capital-efficient joint ventures to grow portfolio & income Improving portfolio diversification metrics by expanding geographic footprint Implementing effective growth strategy 28

Experienced Leadership Team Management Inland Tenure Background / Experience Mark Zalatoris President & CEO 30 yrs. Appointed president & CEO April 2008; EVP & COO 2004-2008; SVP & CFO 1994-2004; extensive knowledge of portfolio Brett Brown Executive Vice President & Chief Financial Officer 11 yrs. (15 yrs. at Great Lakes REIT) Extensive capital markets & public company reporting experience; former Great Lakes REIT SVP, Financial Reporting Scott Carr EVP & Chief Investment Officer, IRC; President, Inland Commercial Property Management Inc. (IRC subsidiary) 27 yrs. Has overseen property management operations since 1994; strong retailer relationships William Anderson Senior Vice President, Transactions 29 yrs. Skilled at analyzing, negotiating retail center acquisitions & dispositions Senior Management Team Averages 25+ Years Real Estate Experience 29

Appendix 30 Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) EBITDA is defined as earnings (losses) from operations excluding: (1) interest expense; (2) income tax benefit or expense; (3) depreciation and amortization expense; and (4) gain (loss) on non-operating property. We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance. By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure. By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio. Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing. EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs. We believe EBITDA is an important non-GAAP measure. We utilize EBITDA to calculate our interest expense coverage ratio, which equals EBITDA divided by total interest expense. We believe that using EBITDA, which excludes the effect of non-operating expenses and non-cash charges, all of which are based on historical cost and may be of limited significance in evaluating current performance, facilitates comparison of core operating profitability between periods and between REITs, particularly in light of the use of EBITDA by a seemingly large number of REITs in their reports on Forms 10-Q and 10-K. We believe that investors should consider EBITDA in conjunction with net income and the other required U.S. GAAP measures of our performance to improve their understanding of our operating results. Recurring EBITDA includes adjustments to EBITDA for the impact of lease termination income and non-cash impairment charges in comparable periods in order to present the performance of our core portfolio operations. Three months ended September 30, Nine months ended September 30, 2015 2014 2015 2014 Net income attributable to Inland Real Estate Corporation $ 12,274 4,576 23,875 32,647 Gain on sale of investment properties (6,450) — (9,203) (23,321) Gain on sale of development properties — — (72) — Income tax expense of taxable REIT subsidiaries 693 232 1,706 670 Interest expense 7,337 8,752 21,869 26,642 Interest expense associated with unconsolidated joint ventures 2,468 2,180 6,897 6,147 Depreciation and amortization 16,581 17,185 48,825 54,116 Depreciation and amortization associated with unconsolidated joint ventures 5,227 4,400 15,172 13,013 EBITDA 38,130 37,325 109,069 109,914 Lease termination income (397) (131) (3,070) (146) L ease termination income included in equity in earnings of unconsolidated joint ventures — (4) (106) (81) Impairment loss, net of taxes: Provision for asset impairment 1,203 — 10,558 222 Recurring EBITDA $ 38,936 37,190 116,451 109,909